                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                COLUMBIA BANCORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                COLUMBIA BANCORP

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 23, 1998


TO OUR SHAREHOLDERS:

               NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Columbia Bancorp ("Bancorp"), will be held at 7:00 p.m. Pacific Time on Thursday, April 23, 1998, at the Columbia Gorge Discovery Center, 5000 Discovery Drive, The Dalles, Oregon, for the following purposes:


               1. To consider and act upon the election of five (5) directors of
                  Bancorp.

               2. To transact such other business as may properly come before the meeting and any adjournment or adjournments thereof.


               Only shareholders of record at the close of business on March 9, 1998 are entitled to vote at the annual meeting or any postponement or adjournment.

               All shareholders are invited to attend the annual meeting personally. If you are not able to do so and wish your shares to be voted, it is important that you complete, sign, date and promptly return the accompanying proxy in the enclosed postage-paid envelope.


                                            By order of the Board of Directors.


                                            Richard J. Croghan
                                            Secretary


March 9, 1998


WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE - WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                                COLUMBIA BANCORP
                        420 East Third Street, Suite 200
                            The Dalles, Oregon 97058
                                 (541) 298-6649

                         ANNUAL MEETING PROXY STATEMENT
                     Date of Proxy Statement: March 9, 1998

               This Proxy Statement, dated March 9, 1998, is furnished in connection with the solicitation of proxies by the Board of Directors of Columbia Bancorp ("Bancorp") to be used at the annual meeting of Bancorp's shareholders to be held on April 23, 1998, at 7:00 p.m. Pacific Time, at the Columbia Gorge Discovery Center, 5000 Discovery Drive, The Dalles, Oregon. The approximate date of mailing of this Proxy Statement and the accompanying form of proxy is March 13, 1998. Bancorp's 1997 Annual Report to Shareholders is being mailed to shareholders of Bancorp with this Proxy Statement.


                    PROXIES AND VOTING AT THE ANNUAL MEETING

               The only class of issued and outstanding stock of Bancorp is its common stock, no par value. At March 9, 1998, the record date for determining shareholders entitled to vote at the meeting, there were 2,307,216 shares of common stock outstanding. Each holder of record of outstanding shares of common stock on the record date is entitled to one vote for each share held on every matter submitted at the meeting.

               A majority of the outstanding common stock must be represented at the meeting in person or by proxy in order to constitute a quorum for the transaction of business. The matters to be voted on at the annual meeting must be approved by an affirmative vote of the holders of a majority of the common stock of Bancorp, except as otherwise described below. Shareholders who do not vote (either in person or by submitting a proxy), including broker non-votes, will be considered abstentions and will not be counted toward the quorum.

               If a proxy in the accompanying form is executed and returned, the shares represented thereby will be voted at the meeting in accordance with the instructions given in the proxy. If no instructions are given, the proxyholders will vote in favor of management's nominees for director, and in their discretion as to any other matters which may come before the meeting. Any proxy may be revoked prior to its exercise by giving written notice of revocation to the Secretary of Bancorp or by submitting to the Secretary a duly executed proxy bearing a later date. The attendance of a shareholder at the meeting will not by itself revoke such shareholder's proxy. Ballots on proxies may be counted by personnel of Bancorp's wholly owned subsidiary, Columbia River Banking Company ("the Bank"), or by Bancorp's transfer agent, Norwest Shareowner Services.

               The cost of this proxy solicitation will be borne by Bancorp. Bancorp does not expect to pay any compensation for the solicitation of proxies but may reimburse brokers, banks and other nominees for their expenses in sending proxy material to principals and obtaining their proxies. In addition to the solicitation of proxies by mail, Bancorp may also use its officers, or the officers and employees of the Bank, to solicit proxies from shareholders, either in person or by telephone, telegraph, or letter. Such persons will not be specially compensated for these activities.


                         BUSINESS OF THE ANNUAL MEETING

               Management knows of only one matter, which is discussed below, to be presented at the annual meeting for shareholder action.

ELECTION OF DIRECTORS

               The Board is divided into three classes of directors. At each annual meeting, members of one of the classes, on a rotating basis, are elected for a three-year term. In an effort to even the class size, management has nominated one director for a term expiring in 1999 as well as the customary slate of candidates for election to a three year term.

               Ted M. Freeman has been nominated by the Bancorp Board for a term expiring at the 1999 annual meeting. Four Directors have been nominated by the Bancorp Board for the term expiring at the year 2001 annual meeting. The persons nominated are Charles F. Beardsley, William A. Booth, Terry L. Cochran, and James B. Roberson.

               A vote in favor of one or more of management's nominees for director is a vote only for members of the Board of Directors of Bancorp. Shareholders of Bancorp do not elect the Board of Directors of the Bank.

               Although Bancorp knows of no reason why any of the nominees may be unable or unwilling to serve, if any nominee becomes unable or unwilling to serve, it is the intention of the persons named in the proxy to vote for any substitute nominee the Board of Directors of Bancorp may recommend. The Bancorp Board does not have a standing nominating committee nor does it have a formal procedure to receive shareholder nominations, but it will consider any written recommendations sent to the attention of the Board at Bancorp's administrative offices at 420 East Third Street, Suite 200, The Dalles, Oregon 97058. For information concerning the procedures provided by Bancorp's Articles of Incorporation for the presentation of business by shareholders at an annual meeting, see the section below entitled "PROPOSALS OF SHAREHOLDERS".

NOMINEE FOR ELECTION AS DIRECTOR TO THE BOARD OF DIRECTORS OF BANCORP FOR A TERM EXPIRING IN 1999:

               Ted M. Freeman, age 71, was a director of Juniper Banking Company for eight years prior to its merger with the Bank, and became a director of the Bank following the merger. Prior to retirement, Mr. Freeman managed a seed, fertilizer, and grain business.

NOMINEE FOR ELECTION AS DIRECTORS TO THE BOARD OF DIRECTORS OF BANCORP FOR A TERM EXPIRING IN 2001:

               Charles F. Beardsley, age 57, has served as a director of Bancorp since its inception, and as a director of the Bank since April 1994. Mr. Beardsley has been a principal owner of Hershner & Bell Realty, a real estate brokerage firm, and of Hershner & Bell-Farrell Agency, an insurance agency, both in Hood River, Oregon.

               William A. Booth, age 57, has served as a director of Bancorp since its inception, and as a director of the Bank since 1977. Mr. Booth is a principal in Booth & Kelly Insurance & Real Estate, a real estate and insurance agency in The Dalles, Oregon.

               Terry L. Cochran, age 53, has been a director of Bancorp since its inception and has been the Bank's Chief Executive Officer and a director since 1981. Upon the retirement of the President and Chief Executive Officer of Klickitat Valley Bank ("Klickitat") on December 31, 1996, he also assumed that position, until its merger with the Bank in March 1997. He holds an A.A. degree from Yakima Valley College, a B.A. degree in Business Administration from Washington State University, and is a graduate of Pacific Coast Banking School at the University of Washington.

               James B. Roberson, age 63, had been a director of Klickitat since 1977, and currently serves on the Bank Board. Prior to retirement, Mr. Roberson was an optometrist in the Bingen/White Salmon, Washington area.

DIRECTORS CONTINUING IN OFFICE

               Robert L.R. Bailey, age 56, has been a director of Bancorp since its inception. Mr. Bailey has been a director of the Bank since 1977 and has served as chairman of the the Bank Board. For the past 13 years, Mr. Bailey has been the president and general manager of Orchard View Farms, Inc., a fruit growing and packing company.

               Dennis Carver, age 49, was elected to the Bancorp board at the 1997 annual meeting. He had been a director of Klickitat since 1984, and also serves on the Bank's Board. He has worked as a chiropractor in Goldendale, Washington, since 1973. He presently runs the Goldendale Chiropractic Clinic.

               Jane F. Lee, age 46, was elected to the Bancorp board at the 1997 annual meeting. She had been a director of Klickitat since 1987. Ms. Lee also serves on the Bank Board. She has worked in cattle ranching and hay operations for 26 years, and is the President of the Washington State Association of Cattle Women. She also serves as a Commisioner of Fire District #7.

               Steve Martin, age 54, has been a director of Bancorp since its inception in October 1995 and has served as Chairman of the Board of Directors of Bancorp since that time. Mr. Martin has been a director of the Bank since 1977, and has served as Chairman of the the Bank Board since April 1995. Mr. Martin is owner-operator of the Stephanie, Surfsand Resort, Haystack Motel, and Wayfarer Restaurant. He is chief executive officer of Steve Martin Management corporation, a hospitality management company in Cannon Beach, Oregon.

               Jean McKinney, age 59, has been a director of Bancorp since its inception, and has been a director of the Bank since April 1994. Ms. McKinney has served for over 19 years as president and business manager of McKinney Ranches, Inc., a grain farming business in Wasco, Oregon.

               Greg Walden, age 41, has been a director of Bancorp since its inception, and has been a director of the Bank since April 1994. Since 1986, he has served as president of Columbia Gorge Broadcasters, Inc. in Hood River, Oregon. From 1989-95 he served as a state representative, and from 1995-97 he served as a state senator in the Oregon legislature.

               Donald T. Mitchell, age 53, has been a director of Bancorp since its inception. He was a director of Juniper Banking Company for six years and became a director of the Bank following the merger. Since 1982, he has been a partner in Lacy Forest Products, a lumber brokerage firm.

DIRECTORS RETIRING FROM OFFICE

               George W. Hall, age 71, was a founding director of Klickitat and became a director of Bancorp in June of 1996, at the time of the acquisition of Klickitat. He also serves as a director of the Bank. He was formerly employed by Champion International Corporation as the manager of lumber manufacturing, retiring in 1987. He also serves as a member of the Skyline Hospital Foundation.

               Donald C. Gomes, age 80, has been a director of Bancorp since its inception. Mr. Gomes was a director of Juniper Banking Company and become a director of the Bank following the merger. Since 1975, Mr. Gomes has owned and managed Eagle Valley Ranch in Antelope, Oregon.

BANCORP MEETINGS AND THE BANK AND KLICKITAT COMMITTEES AND MEETINGS

               The Board of Directors of Bancorp, and the Board of Directors of the Bank each held 12 meetings during 1997. Each member of the Board attended at least 90% of the meetings they were entitled to attend. The Bank Board of Directors has five committees: Executive Committee, Audit/Examination Committee, Human Resources Committee, Loan Committee, and Investment/Asset-Liability Committee. The Klickitat Board held two meetings prior to its merger with the Bank in March 1997. There were no Klickitat committee meetings.

               The Executive Committee of the Bank consists of Chairperson Steve Martin, Terry Cochran, Robert Bailey, Donald Mitchell, Charles Beardsley, and Jane Lee. It acts for the Board on matters requiring prompt action, serves as the Board nominating committee, recommends long range planning activities to the full board, and evaluates the CEO, recommending appropriate compensation, benefits, and employment contracts. The committee met four times in 1997, with Steve Martin missing two meetings and Jane Lee and Charles Beardsley each missing one.

               The Audit/Examination Committee of the Bank consists of Chairperson Charles Beardsley, George Hall, and Greg Walden. It reviews the scope of internal and external audit activities and the results of Bancorp's annual audit. The committee met six times in 1997, with Greg Walden missing one meeting.

               The Human Resources Committee of the Bank provides oversight of the ESOP, 401(k), and stock option plan, and reviews and makes recommendations on corporate compensation and personnel policies. The members of the Human Resources Committee are Chairperson Donald Mitchell, James Roberson, Terry Cochran, and Jean McKinney. The committee met one time in 1997. All members were in attendance.

               The Investment/Asset-Liability Committee of the Bank consists of Chairperson Robert Bailey, Ted Freeman, Dennis Carver, and Terry Cochran. Its charge is to establish, update, and monitor policies related to asset, liability, liquidity, interest rate management, and investments. It also recommends approval of securities advisors and brokers. The committee met four times in 1997, with Ted Freeman missing two meetings and Dennis Carver missing one meeting.

               The Loan Committee of the Bank consists of Chairperson Jane Lee, William Booth, and Don Gomes. It reviews the loan portfolio for safety and soundness, monitors concentrations in industry and loan type, and oversees the loan policy of the Bank. The committee met 20 times in 1997, with William Booth missing one meeting.

OTHER BUSINESS

               Bancorp's management knows of no other matters to be brought before the meeting for a vote. However, if other matters are presented for a vote at the meeting, the proxy holders will vote the shares represented by properly executed proxies according to their judgment on those matters. At the meeting, management will report on Bancorp's business, and shareholders will have an opportunity to ask questions. For information concerning the procedures provided by Bancorp's Articles of Incorporation for the presentation of business by shareholders at an annual meeting, see the section below entitled "PROPOSALS OF SHAREHOLDERS".

                 PRINCIPAL SHAREHOLDERS AND MANAGEMENT OWNERSHIP

               The following table sets forth certain information regarding the beneficial ownership of Bancorp's common stock at February 24, 1998 by: (i) each person who is known by Bancorp to own beneficially more than 5% of the common stock; (ii) each nominee for director; (iii) certain executive officers, and
(iv) all executive officers and nominees as a group.

      NAME OF BENEFICIAL OWNER          SHARES BENEFICIALLY OWNED      PERCENT OF CLASS
      ------------------------          --------------------------     ----------------
                                                   (1)
                                                   ---
PERSONS WITH GREATER THAN 5%
OWNERSHIP
George Layman                                   171,683                     7.25%
DIRECTORS
Robert L.R. Bailey                               87,101                     3.68%
Charles F. Beardsley                             13,276                      .56
William A. Booth                                 30,058                     1.27
Dennis Carver                                    12,294                      .52
Terry L. Cochran                                115,081                     4.86
Ted M. Freeman                                    5,450                      .23
Donald C. Gomes                                  28,142                     1.19
George W. Hall                                   42,987                     1.82
Jane Lee                                          5,637                      .24
Stephen D. Martin                                29,813                     1.26
Jean S. McKinney                                  6,236                      .26
Donald T. Mitchell                                9,671                      .41
James Roberson                                   19,765                      .84
Greg P. Walden                                    5,321                      .22
EXECUTIVE OFFICERS (NOT INCLUDED ABOVE)
Richard J. Croghan                               41,445                     1.75
James McCall                                     14,223                      .60
Neal McLaughlin                                   2,471                      .10
Craig Ortega                                      6,714                      .28
                                             ----------               ----------
ALL DIRECTORS AND EXECUTIVE OFFICERS
  AS A GROUP                                    475,685                    20.10%
                                             ==========               ==========

(1) Share amounts include stock options which are currently exercisable as follows: Robert L.R. Bailey, 5,000; Charles F. Beardsley, 5,000; William A. Booth, 5,000; Dennis Carver, 2,000, Terry L. Cochran, 6,500; Ted Freeman, 4,500; Jane F. Lee, 2,000, Stephen D. Martin, 2,000; Jean S. McKinney, 3,590; Donald T. Mitchell, 3,000; Greg P. Walden, 3,600; Richard J. Croghan, 5,200; James McCall 4,784; Neal McLaughlin, 1,500, Craig Ortega, 2,800.

               Explanatory note. Shares owned and percentage figures includes shares jointly and severally owned, shares owned by the individual's spouse and certain other immediate family members, shares held in trust, and shares held in the Bank's Employee Stock Ownership Plan ("ESOP"), but exclude shares over which any of the above may have voting power as trustee of the Bank's ESOP. Five of the individuals listed above own Bancorp common stock through the Bank's ESOP. These holdings as of December 31, 1997, the latest date for which figures are available, are: (1) Terry L. Cochran, 14,881; (2) Richard J. Croghan, 8,745; (3) James McCall, 7,720; (4) Neal McLaughlin, 526; (5) Craig Ortega, 740.


                        INFORMATION REGARDING MANAGEMENT

EXECUTIVE OFFICERS - BANCORP

               The executive officers of Bancorp are Terry L. Cochran, President and C.E.O., Richard J. Croghan, Secretary, and Neal McLaughlin, C.F.O. Cochran and Croghan have served in that capacity since October of 1995. McLaughlin was named C.F.O. in December of 1997. There are no other officers or employees of Bancorp.

EXECUTIVE OFFICERS - THE BANK

               Terry L. Cochran, age 53, is the Bank's President and Chief Executive Officer, and is also a member of the Board of Directors of Bancorp.

               Richard J. Croghan, age 44, is Executive Vice President and Chief Administrative Officer, and has performed the duties of Chief Administrative Officer for the Bank since July 1997. Prior to that he had been Chief Financial Officer since September 1981. He was a director of the Bank from 1984 until 1995. He holds an A.S. degree in Business from Central Oregon Community College.

               James C. McCall, age 52, is Executive Vice President and Chief Lending Officer, and has been employed by the Bank since April 1982, and performed the duties of Chief Lending Officer since November 1988. He holds a B.S. degree in Business from Oregon State University.

               Craig J. Ortega, age 41, is Executive Vice President and Head of Community Banking, and has performed these duties since July of 1997. Prior to that, he was manager of the Bank's Hood River Office. He attended Blue Mountain Community College and holds a B.S. degree in Business Administration from Eastern Oregon State College.

               Neal T. McLaughlin, age 29, is Executive Vice President and Chief Financial Officer, and has performed these duties since July of 1997. He has held a number of positions with the Bank and most recently was Vice President and Controller. He holds a B.S. Degree in Accounting from the University of Oregon. He is also a C.P.A. in the state of Oregon.

EXECUTIVE COMPENSATION - BANCORP

               Executive Officers of Bancorp receive no compensation for their activities as such.

EXECUTIVE COMPENSATION - THE BANK

               The following table sets forth, for the three years ended December 31, 1997, the compensation awarded, paid to, or earned by the chief executive officer of the Bank. No other executive officer of the Bank received salary and bonus in excess of $100,000.

               For the three years described below, Terry L. Cochran served as CEO of the Bank. In addition, prior to the 1995 merger between the Bank and Juniper Banking Company, Mr. Cochran served as President of the Bank, and resumed the role and title of President on December 21, 1995. Mr. Cochran also served as President and CEO of Klickitat from December 1996 until its merger with the Bank in March 1997.

                                                                               LONG-TERM            ALL OTHER
                                      ANNUAL COMPENSATION                 COMPENSATION AWARDS      COMPENSATION
                         ------------------------------------------    -------------------------   ------------
                                                                                   SECURITIES
                                                 PROFIT                            UNDERLYING
NAME AND                                         SHARING   DIRECTOR                 OPTIONS
POSITION                 YEAR     SALARY         /BONUS     FEES       ESOP (1)     GRANTED
----------------         ----   -----------      -------   --------    --------  ---------------    ----------
Terry L. Cochran         1997   $126,875(2)      $57,304       -       $11,277  2,000 shares(5)    $1,600 (4)
  President and CEO      1996   $93,634 (2)      $31,788    $2,000     $12,542        -            $1,500 (4)
                         1995   $90,180 (2)      $52,017    $4,800     $11,049  4,500 shares(3)    $1,362 (4)



(1) As of December 31, 1997, The Bank's ESOP held 14,881 shares of Bancorp stock for the account of Mr. Cochran, with an estimated market value of $372,028 plus uninvested cash of $13,065. All of the shares described are vested, and dividends are payable to the account of Mr. Cochran under the ESOP.

(2) Includes monthly auto allowance of $500 in 1995 and 1996, and $700 beginning in May 1997.

(3) The exercise price of the described options is $10 per share. The options are immediately exercisable and expire in June 2005. These options were originally granted for 1,500 shares at an exercise price of $30 per share. They were repriced at September 1, 1995, consistent with the 3-for-1 stock split for shareholders of record on that date.

(4)     Annual 401(k) employer contribution.

(5) The exercise price of the described options is $16.75 per share. The options are immediately exercisable and expire in August 2007.

               The following table sets forth information regarding option holdings at December 31, 1997 by each executive officer named in the compensation table shown above. There were no options to purchase Bancorp common stock granted to these executive officers in 1996.

                                                FISCAL YEAR-END OPTION VALUES
                                -----------------------------------------------------------
                                   NUMBER OF SECURITIES
                                   UNDERLYING UNEXERCISED            VALUE OF UNEXERCISED
                                 OPTIONS AT FISCAL YEAR-END         IN-THE-MONEY OPTIONS AT
NAME                            EXERCISABLE/UNEXERCISABLE (1)        FISCAL YEAR-END (2)
-------------                   -----------------------------       -----------------------
Terry L. Cochran                    6,500 shares/  -                         $84,000


(1) Mr. Cochran exercised 3,600 shares at $6.33 per share during the fiscal year ending December 31,1997.

(2) On December 31, 1997, the closing price of Bancorp's stock was $25. For purposes of the foregoing table, stock options with an exercise price less than that amount are considered to be "in-the-money" and are considered to have a value equal to the difference between this amount and the exercise price of the stock option multiplied by the number of shares covered by the stock option.

EMPLOYMENT AND DEFERRED COMPENSATION AGREEMENTS

               Bancorp and Terry L. Cochran, the President and CEO of the Bank, are parties to an Employment Agreement of May 1, 1997 and a Deferred Compensation Agreement of May 1, 1997. The Employment Agreement extends for a period ending May 14, 1999, and may be extended thereafter by mutual agreement of the parties. Mr. Cochran is to be paid an annual base salary of $140,000 for the period May 15, 1997 through December 31, 1998. The Deferred Compensation Agreement provides annual post-retirement compensation for a seven-year period after Mr. Cochran's retirement. A portion of Bancorp's obligation under the Deferred Compensation Agreement has been funded with a $120,000 interest bearing investment and will be paid in annual installments of $26,000 per year plus interest earned on invested funds. Both agreements contain change of control provisions, which provide among other things for the payment to Mr. Cochran of deferred compensation and other amounts in the event of a change in control of Bancorp.

DISCRETIONARY BONUS PLAN AND PROFIT SHARING PLAN

               The Bank has a discretionary bonus plan under which the Board of Directors of the Bank may award bonuses to the Bank's executives and other employees. Bonuses are established in December of each year. For the year ended December 31, 1997, bonus payments totaling $428,890 were made to Bank employees, including $110,376 paid to executive officers as a group.

DIRECTOR COMPENSATION

               During 1997, directors of the Bank were paid an attendance fee of $600 for each regular meeting of the Board of Directors. The chairman was paid an attendance fee of $900 for each regular meeting of the Board of Directors. The Bank directors also received $100 per Board committee meeting attended. Directors of Bancorp received no meeting attendance fees.

STOCK INCENTIVE PLAN

               Under a 1993 Stock Incentive Plan (the "Incentive Plan") the Board of Directors of Bancorp in its discretion may issue shares of its common stock as grants or through options to purchase such stock as an incentive to attract, retain and motivate qualified personnel by providing them with additional incentives through equity participation. As of December 31, 1996, there had been awarded options to purchase 103,200 shares of Bancorp stock to an aggregate 59 employees and directors. No grants of stock have been made under the Incentive Plan.

               In 1996 the Incentive Plan was replaced by a new plan, the Columbia Bancorp 1996 Stock Incentive Plan (the "1996 Incentive Plan"), approved by the Board of Directors of Bancorp. The 1996 Incentive Plan is substantially identical to the Plan which it replaced. As of December 31, 1997, there had been awarded options to purchase 69,000 shares of Bancorp stock to an aggregate 94 employees and directors under the 1996 Incentive Plan. Up to 200,000 shares of Bancorp common stock may be issued under the 1996 Incentive Plan.

401(K) CONTRIBUTION

               Under the Bank's 401(k) Plan, officers and employees of the Bank may elect to defer up to 10% of their compensation, and the Bank makes matching contributions to the accounts of officers and employees of the Bank equal to 25 percent of the first four percent of compensation that any officer or employee elects to defer, subject to limitations under the Internal Revenue Code of 1986. Amounts contributed or deferred are distributed to employees upon retirement, permanent disability, death, termination of employment, or the occurrences of conditions constituting extraordinary hardship.

EMPLOYEE STOCK OWNERSHIP PLAN

               The Bank has an Employee Stock Ownership Plan (the "ESOP"). All employees of the Bank who have been credited with at least 1,000 hours of service in the prior year, and have attained age 20, including officers, are eligible to participate in the ESOP. The sole source of funding for the ESOP is contributions made by the Bank. Contributions made by participants are not permitted. Assets of the ESOP are used primarily to purchase shares of Bancorp's common stock. The ESOP may not purchase Bancorp common stock for a price in excess of its fair market value, as determined by an appraisal of the fair market value of the stock commissioned from an independent appraiser by the ESOP Trustees and the Bank. For the fiscal year ended December 31, 1997, the ESOP appraisal of the fair market value of Bancorp common stock, on a marketable minority basis, was $25.00 per share. As of January 1, 1998, the ESOP held 85,400 shares of Bancorp common stock and $12,365 in cash. At that date, 109 employees of the Bank were participating in the ESOP.

                              CERTAIN TRANSACTIONS

               Various directors and executive officers of the Bank and Bancorp, members of their immediate families, and firms in which they have or had an interest were customers of and had transactions with the Bank during 1997 in the ordinary course of business. Similar transactions may be expected to take place in the ordinary course of business in the future. All outstanding loans and commitments included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not, in the opinion of management, involve more than normal risks of collectibility or present other unfavorable features. As of December 31, 1997 and 1996, loans outstanding to this group were $2,297,536 and $2,967,310, respectively.

               Certain reportable transactions for directors and executive officers of the Bank and Bancorp, for the fiscal years 1997 and 1996, are as follows:

               Robert R.L. Bailey, a director of Bancorp and the Bank, and Orchard View Farms, a company controlled by Mr. Bailey, as well as Dry Hollow Limited Partnership, a partnership for which Mr. Bailey is the general partner, borrowed sums from the the Bank in excess of $60,000 in the aggregate under revolving and nonrevolving lines of credit and a Visa card. As of February 20, 1998, the total balance due by Mr. Bailey from these borrowings was $1,233,448.

               Stephen Martin, a director of Bancorp and the Bank, and various enterprises owned or controlled by him, borrowed sums from the Bank in excess of $60,000 in the aggregate under term loans, a revolving line of credit and a Visa card. As of February 20, 1998, the total balance due by Mr. Martin from these borrowings was $489,782.

               Charles F. Beardsley, a director of Bancorp and the Bank, borrowed sums from the Bank in excess of $60,000 in the aggregate under term loans, a revolving line of credit and a Visa card. As of February 20, 1998, the balance due by Mr. Beardsley from these borrowings was $104,500.

               Terry L. Cochran, the Bank's Chief Executive Officer and President, and a director of Bancorp and the Bank, borrowed sums from the Bank in excess of $60,000 in the aggregate under revolving lines of credit and a Visa card. As of February 20, 1998, the total balance due by Mr. Cochran from these borrowings was $145,359.

               Dennis Carver, a director of Bancorp and the Bank, borrowed sums from the Bank in excess of $60,000 in the aggregate under term loans. As of February 20, 1998, the total balance due by Mr. Carver from these borrowings was $186,373.


                 COMPLIANCE WITH SECTION 16 FILING REQUIREMENTS

               Section 16 of the Securities Exchange Act of 1934, as amended, requires that all executive officers and directors of Bancorp and all persons who beneficially own more than 10 percent of Bancorp's common stock file an initial report of their ownership of Bancorp's securities on Form 3 and report changes in their ownership of Bancorp's securities on Form 4 or Form 5. These filings must be made with the United States Securities and Exchange Commission with a copy sent to Bancorp. As of the date of this Proxy Statement all executive officers and directors of Bancorp are in compliance with such filing requirements.


                         NO MATERIAL ADVERSE PROCEEDINGS

               No director, officer, affiliate, beneficial owner of more than 5% of the Common Stock of Bancorp or security holder is an adverse party in any material proceeding against Bancorp, or has a material interest adverse to Bancorp.

                      INFORMATION AVAILABLE TO SHAREHOLDERS

               BANCORP'S 1997 ANNUAL REPORT IS BEING MAILED TO SHAREHOLDERS WITH THIS PROXY STATEMENT. ADDITIONAL COPIES OF THE ANNUAL REPORT AND BANCORP'S FORM 10-KSB FILED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (NOT INCLUDING EXHIBITS) MAY BE OBTAINED WITHOUT CHARGE FROM NEAL T. MCLAUGHLIN, CHIEF FINANCIAL OFFICER, COLUMBIA BANCORP, POST OFFICE BOX 1030, THE DALLES, OREGON 97058. COPIES OF EXHIBITS TO THE FORM 10-KSB WILL BE SUPPLIED UPON PAYMENT OF COLUMBIA BANCORP'S REASONABLE EXPENSES IN FURNISHING SUCH EXHIBIT IN THE AMOUNT OF $.25 PER PAGE.


                              INDEPENDENT AUDITORS

               Moss Adams LLP, independent auditors, were selected by the Bancorp Board of Directors to conduct an audit of Bancorp's financial statements for the year ended December 31, 1997. Management has not followed the practice of presenting the selection of auditors to the stockholders for approval. Audit services provided by Moss Adams LLP for the year ended 1997 included the examination of Bancorp's consolidated financial statements, and the review of materials used in various filings with the United States Securities and Exchange Commission. No representative of Moss Adams LLP will be in attendance at the annual meeting.

               The audit services provided to Bancorp were approved by the Audit Committee of the Board of Directors of the Bank prior to being rendered. Other specific services were approved by officers of Bancorp after a determination that none of such services would affect Moss Adams LLP's independence as auditors of Bancorp's financial statements.


                            PROPOSALS OF SHAREHOLDERS

               Shareholders may present matters for consideration at any annual meeting of Bancorp. Shareholders are reminded that under Article VII of the Articles of Incorporation of Bancorp, there are certain procedural requirements relating to the presentation of business at an annual meeting by a shareholder. Unless the Board of Directors permits otherwise, any business, including nominations of directors, may be properly brought before an annual shareholders meeting by a shareholder only upon the shareholder's timely notice in writing to Bancorp's Secretary. To be timely, the notice must be delivered to or mailed and received at the prinicipal executive offices of Bancorp not later than the close of business on the tenth (10th) business day following the day on which notice or disclosure of the date of the annual meeting is given or made to shareholders.

               The notice provided by the shareholder must set forth (i) a brief description of each matter desired to broght before the annual meeting and the reason for conducting such business at the meeting, (ii) the name and address of the proposing shareholder, (iii) the class and number of shares of stock of Bancorp which are beneficially owned by the proposing shareholder, (iv) any material interest of the shareholder in the business proposed, and (v) as for each person whom the shareholder proposes to nominate for election as a director
(a) the name, age, business address, and residence address of such person, (b) the principal occupation or employment of such person, (c) the class and number of shares of stock, if any, of Bancorp which are beneficially owned by such person, (d) the proposed nominee's written consent, and (e) any other information relating to such person that is required to be disclosed or is otherwise required by any applicable law.

               With respect to proposals to be considered at the 1999 annual meeting of shareholders, if a shareholder wishes to present a proposal at that annual meeting and also wishes to have the proposal included in Bancorp's official Proxy Statement for the 1999 annual meeting, the written notice of proposal must be submitted to the Secretary of Bancorp no later than December 31, 1998.


                                                                   March 9, 1998

                                  VOTING PROXY

              COLUMBIA BANCORP 1998 ANNUAL MEETING OF SHAREHOLDERS

        The undersigned shareholder(s) of Columbia Bancorp ("Bancorp"), revoking all prior proxies, hereby appoint(s) Stephen D. Martin, Chairman of the Board, and Terry L. Cochran, President and Chief Executive Officer, and each of them, to be my (our) proxy agent(s), with full power of substitution, to vote my (our) shares of common stock of Bancorp at the Bancorp annual meeting of shareholders to be held at 7:00 p.m. Pacific Time on April 23, 1998, at the Columbia Gorge Discovery Center, 5000 Discovery Drive, The Dalles, Oregon, and at any adjournment(s) thereof, as shown below. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF COLUMBIA BANCORP.

    (1) Election of Directors of Bancorp for Terms Expiring as Shown - Proposed by Management

        - Ted M. Freeman (1999)                  - Charles F. Beardsley (2001)
        - William A. Booth (2001)                - Terry L. Cochran (2001)
                           - James B. Roberson (2001)

       [  ] FOR all nominees     [  ]  AGAINST all nominees     [  ] ABSTAIN
           (except as indicated)

        TO VOTE AGAINST ANY INDIVIDUAL NOMINEE, DRAW A LINE THROUGH THE NAME OF THE NOMINEE.

        UNLESS CONTRARY INSTRUCTIONS ARE GIVEN, MY (OUR) SHARES SHALL BE VOTED AS SET FORTH ABOVE, AND SHALL BE VOTED IN THE DISCRETION OF MANAGEMENT AS TO ANY OTHER MATTERS WHICH COME BEFORE THE ANNUAL MEETING. IF NO CHOICES ARE SPECIFIED, THE PROXY WILL BE VOTED FOR ALL ITEMS SET FORTH ABOVE. I (we) understand that this proxy may be revoked at any time prior to its exercise, and that I (we) may vote using this proxy even if I (we) attend the annual meeting. I (we) further acknowledge receipt of the March 9, 1998 Proxy Statement and notice of the April 23, 1998 annual meeting.



                         -----------------------------------         -----------
                         Signature                                   Date


                         -----------------------------------         -----------
                         Signature                                   Date








        Please sign exactly as your name appears on this proxy. If you are signing as executor, administrator, trustee, custodian, guardian or in some other official or representative capacity, indicate your full title. PLEASE SIGN, DATE, AND RETURN THIS PROXY PROMPTLY.